                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-78069, 333-78071, 333-78073, 333-31224,
333-54486, 333-54488, 333-54490, 333-90498, 333-90500 and 333-90502) and Form
S-3 (No. 333-34450 and 333-109753) of MKS Instruments, Inc. of our report dated January 30, 2004 relating to the financial statements and the financial statement schedule, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
March 9, 2004